May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
Dated May 28, 2004

Effective June 1, 2005, Morgan Stanley Investment Advisors Inc., the Fund's Investment Adviser, has agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees, and Morgan Stanley Services Company, Inc., the Fund's Administrator, has agreed to waive the Fund's administrative fees, to the extent such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. These voluntary assumptions/waivers may be discontinued at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37993SPT-01